                                                              File Nos. 33-81470
                                                                        811-8624

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                    ACT OF 1933                              [X]

                            Pre-Effective Amendment No.                      [ ]

                            Post-Effective Amendment No. 9                   [X]
                                     and/or
                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                                COMPANY ACT OF 1940                          [X]

                                 Amendment No. 10
                        (Check appropriate box or boxes)
                         FS VARIABLE ANNUITY ACCOUNT TWO
                           (Exact Name of Registrant)

                     First SunAmerica Life Insurance Company
                               (Name of Depositor)

                           733 Third Avenue, 4th Floor
                            New York, New York 10017
              (Address of Depositor's Principal Offices) (Zip Code)
        Depositor's Telephone Number, including Area Code: (310) 772-6000
                              Susan L. Harris, Esq.
                     First SunAmerica Life Insurance Company
                               c/o SunAmerica Inc.
                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
                     (Name and Address of Agent for Service)




It is proposed that this filing will become effective:
        [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
        [X] on May 1, 2000 pursuant to paragraph (b) of Rule 485
        [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
        [ ] on [               ] pursuant to paragraph (a)(1) of Rule 485.

                         FS VARIABLE ANNUITY ACCOUNT TWO

                              Cross Reference Sheet

                               PART A - PROSPECTUS
                               -------------------


Incorporated herein by reference to Post-Effective Amendment No. 8 under Securities Act of 1933 (the 33 Act) and No. 9 under the Investment Company Act of 1940 (the 40 Act) to Registration Statement file No. 33-81470 and 811-8624 filed on Form N-4 on December 22, 1999.

               PART B - STATEMENT OF ADDITIONAL INFORMATION


Incorporated herein by reference to Post-Effective Amendment No. 8 under Securities Act of 1933 (the 33 Act) and No. 9 under the Investment Company Act of 1940 (the 40 Act) to Registration Statement file No. 33-81470 and 811-8624 filed on Form N-4 on December 22, 1999.


                                     PART C

        Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                         [VISTA CAPITAL ADVANTAGE LOGO]


                                   PROSPECTUS

                               DECEMBER 29, 1999


Incorporated herein by reference to Post-Effective Amendment No. 8 under Securities Act of 1933 (the 33 Act) and No. 9 under the Investment Company Act of 1940 (the 40 Act) to Registration Statement file No. 33-81470 and 811-8624 filed on Form N-4 on December 22, 1999.

                       STATEMENT OF ADDITIONAL INFORMATION


                             VISTA CAPITAL ADVANTAGE
               FIXED AND VARIABLE GROUP DEFERRED ANNUITY CONTRACTS

                         FS VARIABLE ANNUITY ACCOUNT TWO


               DEPOSITOR: FIRST SUNAMERICA LIFE INSURANCE COMPANY




This Statement of Additional Information is not a prospectus; it should be read with the prospectus dated May 1, 2000, relating to the annuity contracts described above, a copy of which may be obtained without charge by written request addressed to:

                     First SunAmerica Life Insurance Company
                             Annuity Service Center
                                 P.O. Box 54299
                       Los Angeles, California 90054-0299



             THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS
                                  MAY 1, 2000


                                                              FSVCA-SAI (12/99)

                                TABLE OF CONTENTS

                                                                                                 PAGE
                                                                                                 ----
Performance Data ...........................................................................        1

Income Payments ...........................................................................         3

Annuity Unit Values .......................................................................         3

Taxes .....................................................................................         6

Distribution of Contracts ................................................................         10

Financial Statements .......................................................................       11

                                PERFORMANCE DATA

     Performance data for the various Variable Portfolios are computed in the manner described below.

MONEY MARKET PORTFOLIO

     The annualized current yield and the effective yield for the Money Market Portfolio for the 7-day period ended August 31, 1999 were 3.16% and 3.21%, respectively.

     Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

     Base Period Return = (EV-SV-CMF)/(SV)

     where:

     SV   = value of one Accumulation Unit at the start of a 7 day period

     EV   = value of one Accumulation Unit at the end of the 7 day period

     CMF = an allocated portion of the $30 annual contract maintenance fee, prorated for 7 days

     The change in value of an Accumulation Unit during the 7 day period reflects the income received, minus any expenses accrued, during such 7 day period. The contract maintenance fee is first allocated among the Variable Portfolios and the General Account so that each Variable Portfolio's allocated portion of the charge is proportional to the percentage of the number of Owners' accounts that have money allocated to that Variable Portfolio. The portion of the charge allocable to the Money Market Portfolio is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Money Market Portfolio. Finally, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

     The current yield is then obtained by annualizing the Base Period Return:

                 Current Yield = (Base Period Return) x (365/7)

     The Money Market Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the Underlying Fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:
                                                365/7
     Effective Yield = [(Base Period Return + 1)      - 1]

     The yield quotations also do not reflect any impact of premium taxes, transfer fees, or Withdrawal Charges.



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

     The yield quoted should not be considered a representation of the yield of the Money Market Portfolio in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Underlying Fund and changes in interest rates on such investments, but also on factors such as a Owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

     Yield information may be useful in reviewing the performance of the Money Market Portfolio and for providing a basis for comparison with other investment alternatives. However, the Money Market Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

OTHER VARIABLE PORTFOLIOS

     The Variable Portfolios of the Separate Account other than the Money Market Portfolio compute their performance data as "total return".

     The total returns of the various Variable Portfolios for periods of 1 and 3 years, and since each Variable Portfolio's inception date, are shown below, both with and without an assumed complete redemption at the end of the period.

              TOTAL ANNUAL RETURN (IN PERCENT) FOR PERIOD ENDED ON
                    AUGUST 31, 1999 (WITH/WITHOUT REDEMPTION)


 VARIABLE PORTFOLIO             1 YEAR         3 YEAR          SINCE INCEPTION
 ------------------             ------      -----------        ---------------
 International Equity**     17.08/23.08       6.58/8.03          5.55/6.48
 Capital Growth*            22.61/28.61       8.54/9.94        10.89/11.69
 Growth and Income*         13.46/19.46     12.85/14.15        12.98/13.74
 Asset Allocation**          4.12/10.12       8.01/9.42          8.15/9.02
 U.S. Government**          -8.61/-2.61       2.78/4.33          1.71/2.74

-----------------
*   Inception date is December 6, 1995
** Inception date is December 22, 1995

     Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:
                n
          P(1+T)  = ERV

     where:

          P       = a hypothetical initial payment of $1,000
          T       = average annual total return
          n       = number of years

          ERV     = ending redeemable value of a hypothetical
                    $1,000 payment made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).



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

     The total return figures reflect the effect of both nonrecurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Money Market Portfolio, described above. The applicable Withdrawal Charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Because the impact of the Contract Maintenance Fee on a particular Owner's account will generally differ from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, the total return experienced by an actual Variable Portfolio over the same time periods would generally have been different from those produced by the computation. As with the Money Market Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.

                                 INCOME PAYMENTS

INITIAL MONTHLY INCOME PAYMENTS

     The initial income payment is determined by applying separately that portion of the contract value allocated to the fixed account option and the Variable Portfolio(s), less any premium tax, to the annuity table specified in the contract for fixed and variable income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the annuitant and designated second person, if any.

     The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable income payment. The number of Annuity Units determined for the first variable income payment remains constant for the second and subsequent monthly variable income payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY INCOME PAYMENTS

     For fixed income payments, the amount of the second and each subsequent monthly income payment is the same as that determined above for the first monthly payment.

     For variable income payments, the amount of the second and each subsequent monthly income payment is determined by multiplying the number of Annuity Units, as determined in connection with the calculation of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each income payment is due.

                               ANNUITY UNIT VALUES

     The value of an Annuity Unit is determined independently for each Variable Portfolio.

     The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable income payments will decrease over time. If the net investment rate equals 3.5%, the variable income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for income payments to increase (or not to decrease).

     The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each income payment will vary accordingly.

     For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the net investment factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum that is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

     The net investment factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one month to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

     The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

     (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

     (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

     The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by separate account asset charges that are included in the Accumulation Unit Value.

     ILLUSTRATIVE EXAMPLE

     Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September and that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day of the previous month. The NIF for the month of September is:

                           NIF  = ($11.46/$11.44)

                                = 1.00174825

     ILLUSTRATIVE EXAMPLE

     The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:
                                   (1/12)
                         1/[(1.035)       ] = 0.99713732

     In the example given above, if the Annuity Unit value for the Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

                $10.103523 x 1.00174825 x 0.99713732 = $10.092213

     To determine the initial payment, the initial annuity payment for variable annuitization is calculated based on our mortality expectations and an assumed interest rate (AIR) of 3.5%. Thus the initial variable annuity payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

     The Net Investment Factor (NIF) measures the performance of the funds that are the basis for the amount of future annuity payments. This performance is compared to the AIR, and if the growth in the NIF is the same as the AIR rate the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio (1+NIF) / (1+AIR), calculated on a monthly basis. If the NIF is greater than the AIR, then this proportion is greater than one and payments are decreased. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE INCOME PAYMENTS

     ILLUSTRATIVE EXAMPLE

     Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Variable Portfolio. P is also the sole annuitant and, at age 60, has elected to begin the income phase of his contract under Option 4, with 12 years of guaranteed payments. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units, each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second income payment date is $13.327695.

     P's first variable income payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly income payments for each $1,000 of applied contract value, P's first variable income payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity
Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

     The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

                 Annuity Units = $630.95/$13.256932 = 47.593968

     P's second variable income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

                Second Payment = 47.593968 x $13.327695 = $634.32

     The third and subsequent variable income payments are computed in a manner similar to the second variable income payment.

     Note that the amount of the first variable income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the income phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable income payments.

                                      TAXES

GENERAL

     Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as income payments under the income option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. For contracts issued in connection with Nonqualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

     For income payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the contract bears to the total value of income payments for the term of the annuity contract. The taxable portion is taxed at ordinary income tax rates. Owners, Annuitants and Beneficiaries under the contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan under which the contracts are purchased.

     The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

     The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions can be waived.

     An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code (other than (1) income payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

     Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

     The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

MULTIPLE CONTRACTS

     Multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. The Company believes that Congress intended to affect the purchase of multiple deferred annuity contracts which may have been purchased to avoid withdrawal income tax treatment. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year. TAX TREATMENT OF ASSIGNMENTS


TAX TREATMENT OF ASSIGNMENTS

     An assignment of a contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their contracts.

QUALIFIED PLANS

     The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued pursuant to the plan.

     Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

     Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

(a)  H.R. 10 PLANS

     Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans on such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b)  TAX-SHELTERED ANNUITIES

     Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, education and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(c)  INDIVIDUAL RETIREMENT ANNUITIES

     Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(d)  ROTH IRAS

     Section 408(a) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a regular IRA under Section 408(b) of the Code, contributions to a Roth IRA are not made on a tax-deferred basis, but distributions are tax-free if certain requirements are satisfied. Like regular IRAs, Roth IRAs are subject to limitations on the amount that may be contributed, those who may be eligible and the time when distributions may commence without tax penalty. Certain persons may be eligible to convert a regular IRA into a Roth IRA, and the taxes on the resulting income may be spread over four years if the conversion occurs before January 1, 1999. If and when the contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.


(e)  CORPORATE PENSION AND PROFIT-SHARING PLANS

     Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders.

(f)  DEFERRED COMPENSATION PLANS - SECTION 457

     Under Section 457 of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a 457 plan all the plan assets shall remain solely the property of the employer, subject only to the claims of the employer's general creditors until such time as made available to an owner or a Beneficiary. As of January 1, 1999, all 457 plans of state and local governments must hold assets and income in trust (or custodial accounts or an annuity contract) for the exclusive benefit of participants and their Beneficiaries. Purchasers of contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

                            DISTRIBUTION OF CONTRACTS


     Vista Fund Distributors, Inc. ("VFD"), located at 101 Park Avenue, New York, New York 10178, serves as the principal underwriter of the contracts. VFD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. and is not affiliated with the Company.

     VFD has entered into sales agreements with other broker/dealers to solicit applications for the contracts through registered representatives who are licensed to sell securities and variable insurance products. These agreements provide that applications for the contracts may be solicited by registered representatives of the broker/dealers appointed by the Company to sell its variable annuities. Such broker/dealers will receive compensation as described in the prospectus. For the years ended August 31, 1999, 1998 and 1997, no commissions were paid to VFD as principal underwriter of the contracts.

     Contracts are offered on a continuous basis.

                              FINANCIAL STATEMENTS


     The audited financial statements of the Company as of December 31, 1999, December 31, 1998 and September 30, 1998 and for the year ended December 31, 1999, for the three months ended December 31, 1998 and for each of the two fiscal years in the period ended September 30, 1998 are presented in this Statement of Additional Information. The audited financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the fixed portion of the Contracts.

The financial statements of FS Variable Annuity Account Two as of August 31, 1999 and for each of the two years in the period ended August 31, 1999, are incorporated herein by reference to Post-Effective Amendment No. 8 under Securities Act of 1933 (the 33 Act) and No. 9 under the Investment Company Act of 1940 (the 40 Act) to Registration Statement file No. 33-81470 and 811-8624 filed on Form N-4 on December 22, 1999. Documents incorporated herein by reference for filing purposes will still appear at the end of this document when it is distributed upon request.

     PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, California 90071, serves as the independent accountants for the Separate Account and the Company. The financial statements referred to above have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                        Report of Independent Accountants

To the Board of Directors and Shareholder of First SunAmerica Life Insurance Company:

In our opinion, the accompanying balance sheet and the related statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of First SunAmerica Life Insurance Company (the "Company") at December 31, 1999, December 31, 1998 and September 30, 1998, and the results of its operations and its cash flows for the year ended December 31, 1999, for the three months ended December 31, 1998 and for each of the two fiscal years in the period ended September 30, 1998, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2, the financial statements for the year ended September 30, 1997 have been restated to reflect the merger of John Alden Life Insurance Company of New York ("JANY") with and into the Company. The merger was accounted for similar to a pooling of interests. The income statement for that year includes the operating results of JANY's for the period from April 1, 1997 (the date of acquisition of JANY by SunAmerica Life Insurance Company, the direct parent of the Company) through September 30, 1997. We have audited the adjustments that were applied to restate the 1997 financial statements. In our opinion, such adjustments are appropriate and have been properly applied to the 1997 financial statements.

PricewaterhouseCoopers LLP
Los Angeles, California
January 31, 2000

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                  BALANCE SHEET

                                                               December 31,
                                                  ------------------------------------     At September 30,
                                                        1999                 1998                1998
                                                  ---------------       --------------     ----------------
ASSETS

Investments:
  Cash and short-term investments                 $    29,350,000       $   18,466,000      $   55,679,000
  Bonds and notes available for sale,
    at fair value (amortized cost:
    December 1999, $1,587,116,000;
    December 1998, $1,293,637,000;
    September 1998, $1,262,703,000)                 1,522,921,000        1,313,390,000       1,303,872,000
  Mortgage loans                                      211,867,000          176,737,000         187,906,000
  Other invested assets                                42,604,000            6,539,000           6,859,000
                                                  ---------------       --------------      --------------
  Total investments                                 1,806,742,000        1,515,132,000       1,554,316,000

Variable annuity assets held in separate
  accounts                                            558,605,000          344,619,000         271,865,000
Accrued investment income                              24,076,000           18,169,000          19,853,000
Deferred acquisition costs                            137,637,000           96,918,000          87,074,000
Current income taxes receivable                         6,638,000                   --                  --
Deferred income taxes receivable                       18,275,000                   --                  --
Receivable from brokers for sales of
  securities                                                   --           30,597,000           6,661,000
Other assets                                            3,539,000            2,247,000           2,451,000
                                                  ---------------       --------------      --------------
TOTAL ASSETS                                      $ 2,555,512,000       $2,007,682,000      $1,942,220,000
                                                  ===============       ==============      ==============

LIABILITIES AND SHAREHOLDER'S EQUITY

Reserves, payables and accrued liabilities:
  Reserves for fixed annuity contracts            $ 1,523,641,000       $1,432,558,000      $1,460,856,000
  Reserves for universal life insurance
    contracts                                         277,250,000                   --                  --
  Income taxes currently payable                               --           10,144,000          10,177,000
  Payable to brokers for purchases
    of securities                                          63,000           19,806,000              60,000
  Other liabilities                                    34,713,000           12,088,000           7,836,000
                                                  ---------------       --------------      --------------
  Total reserves, payables
    and accrued liabilities                         1,835,667,000        1,474,596,000       1,478,929,000
                                                  ---------------       --------------      --------------
Variable annuity liabilities related
  to separate accounts                                558,605,000          344,619,000         271,865,000
                                                  ---------------       --------------      --------------
Deferred income taxes payable                                  --            3,792,000           5,371,000
                                                  ---------------       --------------      --------------
Shareholder's equity:
  Common Stock                                          3,000,000            3,000,000           3,000,000
  Additional paid-in capital                          144,428,000          144,428,000         144,428,000
  Retained earnings                                    42,409,000           34,737,000          31,361,000
  Accumulated other comprehensive income
    (loss)                                            (28,597,000)           2,510,000           7,266,000
                                                  ---------------       --------------      --------------
  Total shareholder's equity                          161,240,000          184,675,000         186,055,000
                                                  ---------------       --------------      --------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY        $ 2,555,512,000       $2,007,682,000      $1,942,220,000
                                                  ===============       ==============      ==============

                             See accompanying notes

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                  STATEMENT OF INCOME AND COMPREHENSIVE INCOME

                                                                                                    Years Ended September 30,
                                                       Year Ended      Three Months Ended       ----------------------------------
                                                   December 31, 1999    December 31, 1998           1998                  1997
                                                   -----------------   ------------------       -------------         ------------
Investment income                                    $ 127,276,000         $ 28,010,000         $ 117,496,000         $ 65,559,000
                                                     -------------         ------------         -------------         ------------
Interest expense on:
  Fixed annuity contracts                              (76,114,000)         (18,406,000)          (80,624,000)         (45,765,000)
  Universal life insurance
    contracts                                           (6,475,000)                  --                    --                   --
  Senior indebtedness                                           --               (1,000)             (109,000)            (589,000)
                                                     -------------         ------------         -------------         ------------
  Total interest expense                               (82,589,000)         (18,407,000)          (80,733,000)         (46,354,000)
                                                     -------------         ------------         -------------         ------------
NET INVESTMENT INCOME                                   44,687,000            9,603,000            36,763,000           19,205,000
                                                     -------------         ------------         -------------         ------------
NET REALIZED INVESTMENT
  GAINS (LOSSES)                                       (11,178,000)             797,000             4,690,000            5,020,000
                                                     -------------         ------------         -------------         ------------
Fee income:
  Variable annuity fees                                  6,600,000            1,189,000             3,607,000            1,712,000
  Universal life insurance
    fees                                                 1,873,000                   --                    --                   --
  Surrender charges                                      3,296,000              662,000             4,350,000            1,809,000
                                                     -------------         ------------         -------------         ------------
TOTAL FEE INCOME                                        11,769,000            1,851,000             7,957,000            3,521,000
                                                     -------------         ------------         -------------         ------------
GENERAL AND ADMINISTRATIVE
  EXPENSES                                              (7,871,000)          (1,548,000)           (3,301,000)          (3,222,000)
                                                     -------------         ------------         -------------         ------------
AMORTIZATION OF DEFERRED
  ACQUISITION COSTS                                    (22,664,000)          (5,046,000)          (17,120,000)         (10,386,000)
                                                     -------------         ------------         -------------         ------------
ANNUAL COMMISSIONS                                        (450,000)             (90,000)             (348,000)            (195,000)
                                                     -------------         ------------         -------------         ------------

PRETAX INCOME                                           14,293,000            5,567,000            28,641,000           13,943,000

Income tax expense                                      (6,621,000)          (2,191,000)          (12,106,000)          (5,090,000)
                                                     -------------         ------------         -------------         ------------
NET INCOME                                               7,672,000            3,376,000            16,535,000            8,853,000

OTHER COMPREHENSIVE INCOME
  (LOSS), NET OF TAX:
Net unrealized gains (losses) on
  debt and equity securities available
  for sale:
    Net unrealized gains
      (losses) on debt and
      equity securities available
      for sale identified in
      the current period                               (32,333,000)          (4,094,000)            3,856,000            8,570,000
    Less reclassification
      adjustment for net
      realized (gains) losses
      included in net income                             1,226,000             (662,000)           (2,414,000)          (2,565,000)
                                                     -------------         ------------         -------------         ------------
OTHER COMPREHENSIVE INCOME
  (LOSS)                                               (31,107,000)          (4,756,000)            1,442,000            6,005,000
                                                     -------------         ------------         -------------         ------------
COMPREHENSIVE INCOME (LOSS)                          $ (23,435,000)        $ (1,380,000)        $  17,977,000         $ 14,858,000
                                                     =============         ============         =============         ============

                             See accompanying notes

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                             STATEMENT OF CASH FLOWS

                                                                                                Years Ended September 30,
                                                Year Ended        Three Months Ended       -----------------------------------
                                             December 31, 1999     December 31, 1998           1998                  1997
                                             -----------------    ------------------       -------------         -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                   $   7,672,000         $   3,376,000         $  16,535,000         $   8,853,000
  Adjustments to reconcile net
    income to net cash provided
    by operating activities:
      Interest credited to:
        Fixed annuity contracts                   76,114,000            18,406,000            80,624,000            45,765,000
        Universal life insurance
          contracts                                6,475,000                    --                    --                    --
      Net realized investment
        (gains)losses                             11,178,000              (797,000)           (4,690,000)           (5,020,000)
      Accretion of net
        discounts on investments                  (4,123,000)             (377,000)           (1,985,000)           (1,070,000)
      Amortization of goodwill                       691,000                14,000                58,000                58,000
      Provision for deferred
        income taxes                              (5,317,000)              981,000              (389,000)              401,000
  Change in:
    Accrued investment income                     (5,907,000)                   --                    --                    --
    Deferred acquisition costs                     5,381,000             4,256,000             5,642,000            (4,215,000)
    Income taxes receivable/
      payable                                    (16,782,000)              (33,000)            7,941,000             2,535,000
    Other liabilities                             22,625,000                    --                    --                    --
    Other, net                                    (1,042,000)           (1,945,000)            8,472,000            (2,289,000)
                                               -------------         -------------         -------------         -------------
NET CASH PROVIDED BY OPERATING
  ACTIVITIES                                      96,965,000            23,881,000           112,208,000            45,018,000
                                               -------------         -------------         -------------         -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of:
    Bonds and notes                             (497,462,000)         (323,897,000)         (761,591,000)         (833,174,000)
    Mortgage loans                               (66,338,000)                   --           (82,256,000)                   --
    Other investments, excluding
      short-term investments                              --                    --               (11,000)                   --
  Sales of:
    Bonds and notes                              399,790,000           271,632,000           864,763,000           561,887,000
    Mortgage loans                                        --                    --                    --            88,371,000
    Other investments, excluding
      short-term investments                         914,000                    --               494,000               140,000
  Redemptions and maturities of:
    Bonds and notes                               73,380,000            18,231,000            81,254,000            51,600,000
    Mortgage loans                                31,188,000            11,253,000            24,501,000            13,535,000
    Other investments, excluding
      short-term investments                         580,000               320,000                    --                99,000
  Short-term investments received
    from Anchor National Life
    Insurance Company in
    assumption reinsurance
    transaction with MBL Life
    Assurance Corporation                        371,634,000                    --                    --                    --
                                               -------------         -------------         -------------         -------------
NET CASH PROVIDED (USED) BY
  INVESTING ACTIVITIES                           313,686,000           (22,461,000)          127,154,000          (117,542,000)
                                               -------------         -------------         -------------         -------------

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                                                                                               Years Ended September 30,
                                                 Year Ended        Three Months Ended      -----------------------------------
                                              December 31, 1999     December 31, 1998           1998                  1997
                                              -----------------    ------------------      -------------         -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Premium receipts on:
    Fixed annuity contracts                     $  36,249,000         $ 19,411,000         $ 130,851,000         $ 131,711,000
    Universal life insurance
      contracts                                     4,790,000                   --                    --                    --
  Net exchanges from the fixed
    accounts of variable annuity
    contracts                                     (37,223,000)          (9,340,000)          (47,852,000)          (22,346,000)
  Withdrawal payments on:
    Fixed annuity contracts                      (350,019,000)         (49,744,000)         (221,629,000)          (88,229,000)
    Universal life insurance
      contracts                                   (13,781,000)                  --                    --                    --
  Claims and annuity payments on:
    Fixed annuity contracts                       (39,783,000)          (7,697,000)          (36,892,000)          (13,774,000)
  Capital contributions received                           --                   --                    --             5,000,000
  Net receipts from (repayments
    of) other short-term
    financings                                             --            8,737,000           (23,970,000)           18,659,000
  Cession of non-annuity
    product lines                                          --                   --           (34,776,000)                   --
                                                -------------         ------------         -------------         -------------
NET CASH PROVIDED (USED) BY
  FINANCING ACTIVITIES                           (399,767,000)         (38,633,000)         (234,268,000)           31,021,000
                                                -------------         ------------         -------------         -------------
NET INCREASE (DECREASE) IN CASH
  AND SHORT-TERM INVESTMENTS                       10,884,000          (37,213,000)            5,094,000           (41,503,000)

CASH AND SHORT-TERM INVESTMENTS
  AT BEGINNING OF PERIOD                           18,466,000           55,679,000            50,585,000             6,707,000

CASH AND SHORT-TERM INVESTMENTS
  OF JOHN ALDEN LIFE INSURANCE
  COMPANY OF NEW YORK AT DATE OF
  ACQUISITION                                              --                   --                    --            85,381,000
                                                -------------         ------------         -------------         -------------
CASH AND SHORT-TERM INVESTMENTS
  AT END OF PERIOD                              $  29,350,000         $ 18,466,000         $  55,679,000         $  50,585,000
                                                =============         ============         =============         =============
SUPPLEMENTAL CASH FLOW INFORMATION:
  Interest paid on indebtedness                 $          --         $      1,000         $     109,000         $     589,000
                                                =============         ============         =============         =============
  Net income taxes paid                         $  28,720,000         $         --         $   5,439,000         $   2,154,000
                                                =============         ============         =============         =============

                             See accompanying notes

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS

1.    NATURE OF OPERATIONS

      First SunAmerica Life Insurance Company (the "Company") is a New York-domiciled life insurance company engaged primarily in the business of selling and administering fixed and variable annuities and universal life contracts in the State of New York.

      The Company is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"), an international insurance and financial services holding company. At December 31, 1998, the Company was a wholly owned indirect subsidiary of SunAmerica Inc., a Maryland Corporation. On January 1, 1999, SunAmerica Inc. merged with and into AIG in a tax-free reorganization that has been treated as a pooling of interests for accounting purposes. Thus, SunAmerica Inc. ceased to exist on that date. However, immediately prior to the date of the merger, substantially all of the net assets of SunAmerica Inc. were contributed to a newly formed subsidiary of AIG named SunAmerica Holdings, Inc., a Delaware Corporation. SunAmerica Holdings, Inc. subsequently changed its name to SunAmerica Inc. ("SunAmerica").

      The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets held in separate accounts.

2.    BUSINESS COMBINATION

      On March 31, 1997, SunAmerica Life Insurance Company, the direct parent of the Company, completed the acquisition of all of the outstanding stock of John Alden Life Insurance Company of New York ("JANY"). On October 31, 1997, JANY was merged with and into the Company. On the date of acquisition, JANY had assets having an aggregate fair value of $1,536,179,000, composed primarily of invested assets totaling $1,403,807,000. Liabilities assumed in this acquisition totaled $1,411,179,000, including $1,363,764,000 of fixed annuity reserves. An amount equal to the excess of the purchase price over the fair value of the net assets acquired, amounting to $103,695,000 at September 30, 1997, is included in Deferred Acquisition Costs in the balance sheet. The acquisition was accounted for by using the purchase method of accounting and the merger by using the pooling method from the date of acquisition through the date of merger. The balance sheet at September 30, 1997 and the income statement and statement of cash flows for the year ended September 30,

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

2.    BUSINESS COMBINATION (Continued)

      1997 have been restated from those originally contained in the September 30, 1997 Annual Report on Form 10-K to include the assets and liabilities of JANY and the results of JANY's operations and cash flows for the six-month period from April 1, 1997 through September 30, 1997. On a pro forma (unaudited) basis, assuming the acquisition and merger had occurred on October 1, 1996, the beginning of the earliest period presented herein, investment income would have been $117,059,000 and net income would have been $12,434,000 for the year ended September 30, 1997.

3.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates. Certain items have been reclassified to conform to the current period's presentation.

      Under generally accepted accounting principles, premiums collected on the non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's statement of earnings, as they are recorded directly to policyholder liabilities upon receipt.

      The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

      INVESTED ASSETS: Cash and short-term investments primarily include cash, commercial paper, money market investments, repurchase agreements and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

      Bonds and notes available for sale are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. Bonds and notes are reduced to estimated net realizable value when necessary for declines in value considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.

      Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Other invested assets include real estate, which is reduced by impairment provisions, policy loans, which are carried at unpaid balances, and common stock, which is carried at fair value.

      Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined by using the

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

3.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      specific cost identification method. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives of the investments.

      DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net interest income, net realized investment gains and losses, variable annuity fees, surrender charges and direct administrative expenses. Deferred acquisition costs consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

      As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale that is credited or charged directly to shareholder's equity. Deferred Acquisition Costs have been increased by $20,200,000 at December 31, 1999, and decreased by $15,900,000 at December 31, 1998, $30,000,000 at September 30, 1998 and
      $31,200,000 at September 30, 1997 for this adjustment.

      VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.

      GOODWILL: Goodwill is amortized by using the straight-line method over a period of 25 years and is included in Other Assets in the balance sheet. There was no goodwill remaining at December 31, 1999.

      CONTRACTHOLDER RESERVES: Contractholder reserves for fixed annuity contracts and universal life insurance contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees).

      FEE INCOME: Variable annuity fees, universal life insurance fees and surrender charges are recorded in income as earned.

      INCOME TAXES: The Company files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Its federal income tax return is consolidated with those of its direct parent, SunAmerica Life Insurance Company (the "Parent"), and its affiliate, Anchor National Life Insurance Company ("ANLIC"). Income taxes have been calculated as if the Company filed a separate return. Deferred

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

3.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

      RECENTLY ISSUED ACCOUNTING STANDARDS: In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"). SFAS 133 addresses the accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and hedging activities. SFAS 133 was postponed by SFAS 137, and now will be effective for the Company as of January 1, 2001. Therefore it is not included in the accompanying financial statements. The Company has not completed its analysis of the effect of SFAS 133, but management believes that it will not have a material impact on the Company's results of operations, financial condition or liquidity.

      Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information," was adopted for the year ended December 31, 1999 and is included in Note 14 of the accompanying financial statements.

4.    FISCAL YEAR CHANGE

      Effective December 31, 1998, the Company changed its fiscal year end from September 30 to December 31. Accordingly, the financial statements include the results of operations for the transition period, which are not necessarily indicative of operations for a full year. The financial statements as of and for the three months ended December 31, 1998 were originally filed as the Company's unaudited Transition Report on Form 10-Q.

      Results for comparable prior period are summarized below.

                                                   Three Months Ended
                                                    December 31, 1997
                                                   ------------------
      Investment income                                 $29,882,000

      Net investment income                               8,547,000

      Net realized investment gains                       2,075,000

      Total fee income                                    1,653,000

      Pretax income                                       7,193,000

      Net income                                          4,274,000
                                                        ===========

5.    ACQUISITION

      On December 31, 1998, ANLIC acquired the individual life business and the individual and group annuity business of MBL Life Assurance Corporation ("MBL Life"), via a 100% coinsurance transaction, for a cash purchase price of $128,420,000. As part of this transaction,

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

5.    ACQUISITION (Continued)

      ANLIC acquired assets having an aggregate fair value of $5,718,227,000, composed primarily of invested assets totaling $5,715,010,000. Liabilities assumed in this acquisition totaled $5,831,266,000, including $3,460,503,000 of fixed annuity reserves, $2,308,742,000 of universal life reserves and $24,011,000 of guaranteed investment contract reserves.

      Included in the block of business acquired from MBL Life were policies whose owners are residents of the State of New York ("the New York Business"). On July 1, 1999, the New York Business was acquired by the Company via an assumption reinsurance agreement. As part of this acquisition, invested assets equal to $678,272,000, universal life reserves equal to $282,247,000, group pension reserves equal to $406,118,000, and other net assets of $10,093,000 were assumed by the Company. On a pro forma basis, assuming the MBL Life acquisition had been consummated on October 1, 1996, the beginning of the earliest period presented here, investment income would have been $150,619,000, $164,183,000 and $112,246,000 for the year ended December 31, 1999 and the years ended September 30, 1998 and 1997, respectively. Net income would have been $9,364,000, $19,920,000 and $12,238,000 for the year ended
      December 31, 1999 and the years ended September 30, 1998 and 1997, respectively.

      The $128,420,000 purchase price was allocated between the Company and ANLIC based on the estimated future gross profits of the two blocks of business. The portion allocated to the Company was $10,000,000.

      As part of the Acquisition, the Company received $34,657,000 from MBL Life to pay policy enhancements guaranteed by the MBL Life rehabilitation agreement to policyholders meeting certain requirements. A primary requirement was that annuity policyholders must have converted their MBL Life policy to a policy type currently offered by the Company or one of its affiliates by December 31, 1999. The enhancements are to be credited in four installments on January 1, 2000, June 30, 2001, June 30, 2002 and June 30, 2003, to eligible policies still active on each of those dates. On December 31, 1999 the enhancement reserve for such payments totaled $35,807,000, which includes interest credited at 6.75% on the original reserve. Of this amount, $4,621,000 was credited to policyholders in February 2000 for the January 1, 2000 installment.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

6.    INVESTMENTS

      The amortized cost and estimated fair value of bonds and notes available for sale by major category follow:

                                                                              Estimated
                                                          Amortized              Fair
                                                             Cost               Value
                                                        --------------      --------------
      AT DECEMBER 31, 1999:

      Securities of the United States
        Government                                      $    1,479,000      $    1,347,000
      Mortgage-backed securities                           602,095,000         574,247,000
      Securities of public utilities                        41,758,000          41,071,000
      Corporate bonds and notes                            667,450,000         637,985,000
      Other debt securities                                274,334,000         268,271,000
                                                        --------------      --------------
        Total                                           $1,587,116,000      $1,522,921,000
                                                        ==============      ==============
      AT DECEMBER 31, 1998:

      Securities of the United States
        Government                                      $   10,230,000      $   10,263,000
      Mortgage-backed securities                           534,759,000         546,409,000
      Securities of public utilities                        78,396,000          80,442,000
      Corporate bonds and notes                            567,623,000         573,599,000
      Other debt securities                                102,629,000         102,677,000
                                                        --------------      --------------
        Total                                           $1,293,637,000      $1,313,390,000
                                                        ==============      ==============
      AT SEPTEMBER 30, 1998:

      Securities of the United States
        Government                                      $      518,000      $      549,000
      Mortgage-backed securities                           454,934,000         472,557,000
      Securities of public utilities                        81,525,000          84,711,000
      Corporate bonds and notes                            658,674,000         677,717,000
      Other debt securities                                 67,052,000          68,338,000
                                                        --------------      --------------
        Total                                           $1,262,703,000      $1,303,872,000
                                                        ==============      ==============

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

6.    INVESTMENTS (Continued)

      The amortized cost and estimated fair value of bonds and notes available for sale by contractual maturity, as of December 31, 1999, follow:

                                                                        Estimated
                                                    Amortized              Fair
                                                       Cost               Value
                                                  --------------      --------------
      Due in one year or less                     $   47,125,000      $   46,887,000
      Due after one year through five years          299,033,000         295,798,000
      Due after five years through ten years         445,835,000         419,857,000
      Due after ten years                            193,028,000         186,133,000
      Mortgage-backed securities                     602,095,000         574,246,000
                                                  --------------      --------------
        Total                                     $1,587,116,000      $1,522,921,000
                                                  ==============      ==============

      Actual maturities of bonds and notes will differ from those shown above due to prepayments and redemptions. Gross unrealized gains and losses on bonds and notes available for sale by major category follow:

                                                    Gross             Gross
                                                  Unrealized       Unrealized
                                                    Gains            Losses
                                                 -----------      ------------
      AT DECEMBER 31, 1999:

      Securities of the United States
        Government                               $     5,000      $   (137,000)
      Mortgage-backed securities                     873,000       (28,721,000)
      Securities of public utilities                  56,000          (743,000)
      Corporate bonds and notes                    2,867,000       (32,332,000)
      Other debt securities                          454,000        (6,517,000)
                                                 -----------      ------------
        Total                                    $ 4,255,000      $(68,450,000)
                                                 ===========      ============
      AT DECEMBER 31, 1998:

      Securities of the United States
        Government                               $    35,000      $     (2,000)
      Mortgage-backed securities                  13,104,000        (1,454,000)
      Securities of public utilities               2,585,000          (539,000)
      Corporate bonds and notes                   18,094,000       (12,118,000)
      Other debt securities                          748,000          (700,000)
                                                 -----------      ------------
        Total                                    $34,566,000      $(14,813,000)
                                                 ===========      ============
      AT SEPTEMBER 30, 1998:

      Securities of the United States
        Government                               $    31,000      $         --
      Mortgage-backed securities                  17,733,000          (110,000)
      Securities of public utilities               3,562,000          (376,000)
      Corporate bonds and notes                   30,219,000       (11,176,000)
      Other debt securities                        1,297,000           (11,000)
                                                 -----------      ------------
        Total                                    $52,842,000      $(11,673,000)
                                                 ===========      ============

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

6.    INVESTMENTS (Continued)

      Gross unrealized gains on equity securities available for sale aggregated $9,000 at December 31, 1998 and September 30, 1998 and $19,000 at September 30, 1997. There were no gross unrealized gains or losses on equity securities available for sale at December 31, 1999 and no gross unrealized losses at December 31, 1998, September 30, 1998 and September 30, 1997.

      Gross realized investment gains and losses on sales of investments are as follows:

                                   Year Ended     Three Months Ended      Years Ended September 30,
                                  December 31,      December 31,       ------------------------------
                                      1999              1998               1998              1997
                                  ------------    ------------------   ------------       -----------
      BONDS AND NOTES:
        Realized gains            $  6,040,000       $ 4,290,000       $ 13,067,000       $ 6,441,000
        Realized losses             (9,688,000)       (1,843,000)        (7,509,000)       (1,466,000)

      MORTGAGE LOANS:
        Realized losses                     --                --           (289,000)          (15,000)

      OTHER INVESTMENTS:
        Realized gains                 164,000                --             22,000           140,000
        Realized losses                     --                --           (209,000)               --

      IMPAIRMENT WRITEDOWNS         (7,694,000)       (1,650,000)          (392,000)          (80,000)
                                  ------------       -----------       ------------       -----------
        Total net realized
        investment gains
        (losses)                  $(11,178,000)      $   797,000       $  4,690,000       $ 5,020,000
                                  ============       ===========       ============       ===========

The sources and related amounts of investment income are as follows:

                                   Year Ended     Three Months Ended     Years Ended September 30,
                                   December 31,      December 31,     ------------------------------
                                       1999              1998              1998              1997
                                   ------------   ------------------  ------------       -----------
      Short-term investments       $  4,795,000      $ 1,122,000      $  2,340,000      $ 1,334,000
      Bonds and notes               103,503,000       22,811,000       100,808,000       56,253,000
      Mortgage loans                 17,139,000        3,980,000        13,901,000        7,714,000
      Other invested assets           1,839,000           97,000           447,000          258,000
                                   ------------      -----------      ------------      -----------
      Total investment income      $127,276,000      $28,010,000      $117,496,000      $65,559,000
                                   ============      ===========      ============      ===========

      Expenses incurred to manage the investment portfolio amounted to $1,548,000 for the year ended December 31, 1999, $218,000 for the three months ended December 31, 1998, $814,000 for the year ended September 30, 1998 and $387,000 for the year ended September 30, 1997 and are included in General and Administrative Expenses in the income statement.

      No investments in any one entity or its affiliates exceeded 10% of the Company's shareholder's equity at December 31, 1999.

      At December 31, 1999, mortgage loans were collateralized by properties located in 33 states, with loans totaling approximately 34% of the aggregate carrying value of the portfolio secured by properties located in California, approximately 11% by properties located in New York and Michigan and no more than 5% of the portfolio was secured by properties located in any other single state.

      At December 31, 1999, bonds and notes included $123,849,000 of bonds and notes not rated investment grade. The Company had no material concentrations of non-investment-grade assets at December 31, 1999.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

6.    INVESTMENTS (Continued)

      At December 31, 1999, the carrying value of investments in default as to the payment of principal or interest was $1,760,000. Such nonperforming assets had an estimated fair value of $1,293,000.

      At December 31, 1999, $519,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

7.    FAIR VALUE OF FINANCIAL INSTRUMENTS

      The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its other invested assets) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

      The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

      The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

      CASH AND SHORT-TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

      BONDS AND NOTES: Fair value is based principally on independent pricing services, broker quotes and other independent information.

      MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

      VARIABLE ANNUITY ASSETS HELD IN SEPARATE ACCOUNTS: Variable annuity assets are carried at the market value of the underlying securities.

      RECEIVABLE FROM (PAYABLE TO) BROKERS FOR SALES (PURCHASES) OF SECURITIES:
      Such obligations represent transactions of a short-term nature for which the carrying value is considered a reasonable estimate of fair value.

      RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

7.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

      RESERVES FOR UNIVERSAL LIFE INSURANCE CONTRACTS: Universal life and single life premium contracts are assigned a fair value equal to current net surrender value.

      VARIABLE ANNUITY LIABILITIES RELATED TO SEPARATE ACCOUNTS: Fair values of contracts in the accumulation phase are based on net surrender values. Fair values of contracts in the payout phase are based on the present value of future cash flows at assumed investment rates.

      The estimated fair values of the Company's financial instruments at December 31, 1999, December 31, 1998 and September 30, 1998, compared with their respective carrying values, are as follows:


                                                          Carrying              Fair
                                                            Value               Value
                                                       --------------      --------------
      DECEMBER 31, 1999:
      ASSETS:
        Cash and short-term investments                $   29,350,000      $   29,350,000
        Bonds and notes                                 1,522,921,000       1,522,921,000
        Mortgage loans                                    211,867,000         211,197,000
        Variable annuity assets held in
          separate accounts                               558,605,000         558,605,000

      LIABILITIES:
        Reserves for fixed annuity contracts            1,523,641,000       1,458,786,000
        Reserves for universal life
          insurance contracts                             277,250,000         261,522,000
        Variable annuity liabilities related
          to separate accounts                            558,605,000         535,282,000
        Payable to brokers for purchase of
          securities                                           63,000              63,000
                                                       ==============      ==============
      DECEMBER 31, 1998:

      ASSETS:
        Cash and short-term investments                $   18,466,000      $   18,466,000
        Bonds and notes                                 1,313,390,000       1,313,390,000
        Mortgage loans                                    176,737,000         182,013,000
        Variable annuity assets held in
          separate accounts                               344,619,000         344,619,000
        Receivable from brokers for sales
          of securities                                    30,597,000          30,597,000

      LIABILITIES:
        Reserves for fixed annuity contracts            1,432,558,000       1,382,574,000
        Variable annuity liabilities related
          to separate accounts                            344,619,000         328,064,000
        Payable to brokers for purchase of
          securities                                       19,806,000          19,806,000
                                                       ==============      ==============

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

7.    FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

                                                       Carrying
                                                         Value            Fair Value
                                                    --------------      --------------
      SEPTEMBER 30, 1998:

      ASSETS:
        Cash and short-term investments             $   55,679,000      $   55,679,000
        Bonds and notes                              1,303,872,000       1,303,872,000
        Mortgage loans                                 187,906,000         194,471,000
        Variable annuity assets held in
          separate accounts                            271,865,000         271,865,000
        Receivable from brokers for
          sales of securities                            6,661,000           6,661,000

      LIABILITIES:
        Reserves for fixed annuity
          contracts                                  1,460,856,000       1,406,853,000
        Variable annuity liabilities
          related to separate accounts                 271,865,000         256,623,000
        Payable to brokers for purchase of
          securities                                        60,000              60,000
                                                    ==============      ==============

8.    REINSURANCE

      The business which was assumed from MBL Life is subject to existing reinsurance ceded agreements. The agreements, which represent predominantly yearly renewable term insurance, allow for maximum retention on any single life of $2,000,000. In order to limit even further the exposure to loss on any single insured and to recover an additional portion of the benefits paid over such limits, the Company entered into a reinsurance treaty effective January 1, 1999 under which the Company retains no more than $100,000 of risk on any one insured life. At December 31, 1999, a total reserve credit of $397,000 was taken against the life insurance reserves. With respect to these coinsurance agreements, the Company could become liable for all obligations of the reinsured policies if the reinsurers were to become unable to meet the obligations assumed under the respective reinsurance agreements. The Company monitors its credit exposure with respect to these agreements. However, due to the high credit ratings of the reinsurers, such risks are considered to be minimal.

9.    CONTINGENT LIABILITIES

      The Company is involved in various kinds of litigation common to its business. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses relating to such litigation are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position, results of operations, or cash flows.

      The Company's current financial strength and counterparty credit ratings from Standard & Poor's are based in part on a guarantee (the "Guarantee") of the Company's insurance policy obligations by American Home Assurance Company ("American Home"), a subsidiary of AIG, and a member of an AIG intercompany pool, and the belief that the Company is

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

9.    CONTINGENT LIABILITIES (Continued)

      viewed as a strategically important member of AIG. The Guarantee is unconditional and irrevocable, and policyholders have the right to enforce the Guarantee directly against American Home.

      The Company's current financial strength rating from Moody's is based in part on a support agreement between the Company and AIG (the "Support Agreement"), pursuant to which AIG has agreed that AIG will cause the Company to maintain a policyholders' surplus of not less than $1 million or such greater amount as shall be sufficient to enable the Company to perform its obligations under any policy issued by it. The Support Agreement also provides that if the Company needs funds not otherwise available to it to make timely payment of its obligations under policies issued by it, AIG will provide such funds at the request of the Company. The Support Agreement is not a direct or indirect guarantee by AIG to any person of any obligation of the Company. AIG may terminate the Support Agreement with respect to outstanding obligations of the Company only under circumstances where the Company attains, without the benefit of the Support Agreement, a financial strength rating equivalent to that held by the Company with the benefit of the support agreement. Policyholders have the right to cause the Company to enforce its rights against AIG and, if the Company fails or refuses to take timely action to enforce the Support Agreement or if the Company defaults in any claim or payment owed to such policyholder when due, have the right to enforce the Support Agreement directly against AIG.

      American Home does not publish financial statements, although it files statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public. AIG is a reporting company under the Securities Exchange Act of 1934, and publishes annual reports on Form 10-K and quarterly reports on Form 10-Q, which are available from the Securities and Exchange Commission.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

10.     SHAREHOLDER'S  EQUITY

     The Company is authorized to issue 300 shares of its $10,000 par value Common Stock. At December 31, 1999, December 31, 1998 and September 30, 1998, 300 shares were outstanding.

     Changes in shareholder's equity are as follows:

                                                Year Ended      Three Months Ended         Years Ended September 30,
                                               December 31,        December 31,        ---------------------------------
                                                   1999                1998                 1998                1997
                                               -------------    ------------------     -------------       -------------
      ADDITIONAL PAID-IN CAPITAL:
        Beginning balances                     $ 144,428,000       $ 144,428,000       $ 144,428,000       $  14,428,000
        Additional paid-in capital
          acquired as a result of the
          merger with JANY                                --                  --                  --         125,000,000
        Capital contributions received                    --                  --                  --           5,000,000
                                               -------------       -------------       -------------       -------------
      Ending balances                          $ 144,428,000       $ 144,428,000       $ 144,428,000       $ 144,428,000
                                               =============       =============       =============       =============
      RETAINED EARNINGS:
        Beginning balances                     $  34,737,000       $  31,361,000       $  14,826,000       $   5,973,000
        Net income                                 7,672,000           3,376,000          16,535,000           8,853,000
                                               -------------       -------------       -------------       -------------
      Ending balances                          $  42,409,000       $  34,737,000       $  31,361,000       $  14,826,000
                                               =============       =============       =============       =============
      ACCUMULATED OTHER COMPREHENSIVE
        INCOME (LOSS):
          Beginning balances                   $   2,510,000       $   7,266,000       $   5,824,000       $    (181,000)
          Change in net unrealized gains
            (losses) on equity securities             (9,000)                 --             (10,000)           (110,000)
          Change in net unrealized gains
            (losses) on bonds and notes
            available for sale                   (83,948,000)        (21,416,000)          1,028,000          40,648,000
          Change in adjustment to
            deferred acquisition costs            36,100,000          14,100,000           1,200,000         (31,300,000)
          Tax effects of net changes              16,750,000           2,560,000            (776,000)         (3,233,000)
                                               -------------       -------------       -------------       -------------
      Ending balances                          $ (28,597,000)      $   2,510,000       $   7,266,000       $   5,824,000
                                               =============       =============       =============       =============

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

10.   SHAREHOLDER'S EQUITY (Continued)

      For a life insurance company domiciled in the State of New York, no dividend may be distributed to any shareholder unless notice of the domestic insurer's intention to declare such dividend and the amount have been filed with the Superintendent of Insurance not less than 30 days in advance of such proposed declaration, or if the Superintendent disapproves the distribution of the dividend within the 30-day period. No dividends were paid in the year ended December 31, 1999, three months ended December 31, 1998 or the fiscal years ended 1998 or 1997.

      Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the years ended December 31, 1999, 1998 and 1997 was $14,210,000, $16,263,000 and
      $18,390,000, respectively. The Company's statutory capital and surplus was $111,338,000 at December 31, 1999, $96,474,000 at December 31, 1998 and
      $94,239,000 at September 30, 1998.

11.   INCOME TAXES

      The components of the provisions for federal income taxes on pretax income consist of the following:

                                       Net realized
                                        Investment
                                       Gains (Losses)    Operations        Total
                                        -----------      -----------    ------------
      December 31, 1999:

      Currently payable                 $ 2,345,000      $ 9,593,000    $ 11,938,000
      Deferred                           (6,772,000)       1,455,000      (5,317,000)
                                        -----------      -----------    ------------
        Total income tax expense
          (benefit)                     $(4,427,000)     $11,048,000    $  6,621,000
                                        ===========      ===========    ============
      December 31, 1998:

      Currently payable                 $ 1,165,000      $    45,000    $  1,210,000
      Deferred                             (595,000)       1,576,000         981,000
                                        -----------      -----------    ------------
        Total income tax expense        $   570,000      $ 1,621,000    $  2,191,000
                                        ===========      ===========    ============
      September 30, 1998:

      Currently payable                 $ 2,711,000      $ 9,784,000    $ 12,495,000
      Deferred                             (515,000)         126,000        (389,000)
                                        -----------      -----------    ------------
        Total income tax expense        $ 2,196,000      $ 9,910,000    $ 12,106,000
                                        ===========      ===========    ============
      September 30, 1997:

      Currently payable                 $ 1,790,000      $ 2,899,000    $  4,689,000
      Deferred                              (11,000)         412,000         401,000
                                        -----------      -----------    ------------
        Total income tax expense        $ 1,779,000      $ 3,311,000    $  5,090,000
                                        ===========      ===========    ============

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

11.   INCOME TAXES (Continued)

      Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:


                                                                Three
                                             Year Ended      Months Ended      Years Ended September 30,
                                            December 31,     December 31,     ----------------------------
                                               1999              1998            1998              1997
                                            ------------      ----------      -----------      -----------
      Amount computed at statutory rate     $ 4,984,000       $1,949,000      $10,024,000      $ 4,880,000
      Increases (decreases)
        resulting from:
          Amortization of differences
            between book and tax bases
            of net assets acquired              223,000            5,000           20,000           20,000
          State income taxes, net of
            federal tax benefit               1,817,000          237,000        2,042,000          200,000
          Dividend received deduction          (263,000)              --               --               --
          Other, net                           (140,000)              --           20,000          (10,000)
                                            -----------       ----------      -----------      -----------
          Total income tax expense          $ 6,621,000       $2,191,000      $12,106,000      $ 5,090,000
                                            ===========       ==========      ===========      ===========

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

11.   INCOME TAXES (Continued)

      Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the (receivable) liability for Deferred Income Taxes are as follows:

                                                         December 31,
                                               -------------------------------       September 30,
                                                   1999               1998               1998
                                               ------------       ------------      --------------
      DEFERRED TAX LIABILITIES:
        Investments                            $         --       $  1,517,000       $  1,782,000
        Deferred acquisition costs               22,643,000         29,018,000         29,505,000
        Net unrealized gains on debt and
          equity securities available for
          sale                                           --          1,347,000          3,912,000
        Other liabilities                            44,000             46,000             46,000
                                               ------------       ------------       ------------
        Total deferred tax liabilities           22,687,000         31,928,000         35,245,000
                                               ------------       ------------       ------------
      DEFERRED TAX ASSETS:
        Contractholder reserves                 (18,026,000)       (18,550,000)       (18,535,000)
        State income taxes                               --            (79,000)           (79,000)
        Net unrealized losses on debt and
          equity securities available for
          sale                                  (15,398,000)                --                 --
        Other assets                             (7,538,000)        (9,507,000)       (11,260,000)
                                               ------------       ------------       ------------
        Total deferred tax assets               (40,962,000)       (28,136,000)       (29,874,000)
                                               ------------       ------------       ------------
        Deferred income taxes                  $(18,275,000)      $  3,792,000       $  5,371,000
                                               ============       ============       ============

12.   COMPREHENSIVE INCOME

      Effective October 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130") which requires the reporting of comprehensive income in addition to net income from operations. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income. The adoption of SFAS 130 did not have an impact on the Company's results of operations, financial condition or liquidity. Comprehensive income amounts for the prior year are disclosed to conform to the current year's presentation.

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

12.   COMPREHENSIVE INCOME (Continued)

      The before tax, after tax, and tax (expense) benefit amounts for each component of the (decrease) increase in unrealized gains or losses on debt and equity securities available for sale for both the current and prior periods are summarized below:

                                                                        Tax Benefit
                                                      Before Tax          (Expense)         Net of Tax
                                                     ------------       ------------       ------------
      Year ended December 31, 1999:

        Net unrealized losses on debt
        and equity securities available
        for sale identified in the
        current period                               $(93,613,000)      $ 32,765,000       $(60,848,000)

        Increase in deferred acquisition
          cost adjustment identified in
          the current period                           43,869,000        (15,354,000)        28,515,000
                                                     ------------       ------------       ------------
        Subtotal                                      (49,744,000)        17,411,000        (32,333,000)
                                                     ------------       ------------       ------------

        Reclassification adjustment for:
          Net realized losses included
          in net income                                 9,656,000         (3,380,000)         6,276,000

          Related change in deferred
          acquisition costs                            (7,769,000)         2,719,000         (5,050,000)
                                                     ------------       ------------       ------------
          Total reclassification
          adjustment                                    1,887,000           (661,000)         1,226,000
                                                     ------------       ------------       ------------
        Total other comprehensive loss               $(47,857,000)      $ 16,750,000       $(31,107,000)
                                                     ============       ============       ============
      Three months ended December 31, 1998:

        Net unrealized losses on debt
        and equity securities available
        for sale identified in the
        current period                               $(17,664,000)      $  6,182,000       $(11,482,000)

        Increase in deferred acquisition
          cost adjustment identified in
          the current period                           11,367,000         (3,979,000)         7,388,000
                                                     ------------       ------------       ------------
        Subtotal                                       (6,297,000)         2,203,000         (4,094,000)
                                                     ------------       ------------       ------------
        Reclassification adjustment for:
          Net realized losses included
          in net income                                (3,752,000)         1,314,000         (2,438,000)

          Related change in deferred
          acquisition costs                             2,733,000           (957,000)         1,776,000
                                                     ------------       ------------       ------------
          Total reclassification
          adjustment                                   (1,019,000)           357,000           (662,000)
                                                     ------------       ------------       ------------
        Total other comprehensive loss               $ (7,316,000)      $  2,560,000       $ (4,756,000)
                                                     ============       ============       ============

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

12.   COMPREHENSIVE INCOME (Continued)

                                                                       Tax Benefit
                                                     Before Tax          (Expense)         Net of Tax
                                                    ------------       ------------       ------------
      Fiscal Year ended September 30, 1998:

        Net unrealized gains on debt
        and equity securities available
        for sale identified in the
        current period                              $ 17,664,000       $ (6,182,000)      $ 11,482,000

        Increase in deferred acquisition
          cost adjustment identified in
          the current period                         (11,732,000)         4,106,000         (7,626,000)
                                                    ------------       ------------       ------------
        Subtotal                                       5,932,000         (2,076,000)         3,856,000
                                                    ------------       ------------       ------------
        Reclassification adjustment for:
          Net realized gains included
          in net income                              (16,646,000)         5,826,000        (10,820,000)

          Related change in deferred
            acquisition costs                         12,932,000         (4,526,000)         8,406,000
                                                    ------------       ------------       ------------
          Total reclassification
          adjustment                                  (3,714,000)         1,300,000         (2,414,000)
                                                    ------------       ------------       ------------
        Total other comprehensive income            $  2,218,000       $   (776,000)      $  1,442,000
                                                    ============       ============       ============
      Fiscal Year ended September 30, 1997:

        Net unrealized gains on debt
        and equity securities available
        for sale identified in the
        current period                              $ 45,904,000       $(16,066,000)      $ 29,838,000

        Increase in deferred acquisition
          cost adjustment identified in
          the current period                         (32,720,000)        11,452,000        (21,268,000)
                                                    ------------       ------------       ------------
        Subtotal                                      13,184,000         (4,614,000)         8,570,000
                                                    ------------       ------------       ------------
        Reclassification adjustment for:
          Net realized gains included
          in net income                               (5,366,000)         1,878,000         (3,488,000)

          Related change in deferred
          acquisition costs                            1,420,000           (497,000)           923,000
                                                    ------------       ------------       ------------
          Total reclassification
          adjustment                                  (3,946,000)         1,381,000         (2,565,000)
                                                    ------------       ------------       ------------
        Total other comprehensive income            $  9,238,000       $ (3,233,000)      $  6,005,000
                                                    ============       ============       ============

                     FIRST SUNAMERICA LIFE INSURANCE COMPANY

13.   RELATED-PARTY MATTERS

      The Company pays commissions to six affiliated companies, SunAmerica Securities, Inc., Advantage Capital Corp., Financial Services Corp., Sentra Securities Corp., Spelman & Co. Inc. and Royal Alliance Associates, Inc. Commissions paid to these broker-dealers totaled $1,976,000 in the year ended December 31, 1999, $615,000 in the three months ended December 31, 1998, $3,855,000 in the year ended 1998 and $4,486,000 in the year ended 1997. These broker-dealers represent a significant portion of the Company's business, amounting to 37.5%, 27.8%, 33.0% and 38.9% of premiums in the year ended December 31, 1999, three months ended December 31, 1998, and the years ended September 30, 1998 and 1997, respectively. One unaffiliated broker-dealer was responsible for 25% of total premiums in the year ended December 31, 1999 and no other single unaffiliated broker-dealer was responsible for more than 8% of total premiums in the year ended December 31, 1999.

      The Company purchases administrative, investment management, accounting, marketing and data processing services from SunAmerica Financial, whose purpose is to provide services to the Company and its affiliates. Amounts paid for such services totaled $7,959,000 for the year ended December 31, 1999, $1,631,000 for the three months ended December 31, 1998, $3,877,000 for the year ended September 30, 1998 and $2,454,000 for the year ended September 30, 1997. The marketing components of such costs during these periods amounted to $2,907,000, $630,000, $1,877,000 and $1,223,000, respectively, and are deferred and amortized as part of Deferred Acquisition Costs. The other components of these costs are included in General and Administrative Expenses in the income statement.

      During the year ended September 30, 1997, the Company sold one bond with a book value of $2,072,000 to SunAmerica. The Company recorded a net gain of $83,000 on the transaction.

                      PART C - OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)       Financial Statements
            The following financial statements are included in Part B of the Registration Statement:


                    Audited Financial Statements of First SunAmerica Life Insurance Company as of December 31, 1999, December 31, 1998 and September 30, 1998, and for the year ended December 31, 1999, for the three months ended December 31, 1998 and for each of the two fiscal years in the period ended September 30, 1998.


                    Audited Financial Statements of FS Variable Annuity Account Two (Portion relating to the Vista Capital Advantage Variable Annuity) for the fiscal year ended August 31, 1999. [Incorporated by Reference]

(b)        Exhibits

               (1)    Resolutions Establishing Separate Account..     ***
               (2)    Custody Agreements.........................     **
               (3)    (a) Distribution Contract..................     ****
                      (b) Selling Agreement......................     ***
               (4)    Variable Annuity Contract..................     ***
               (5)    Application for Contract...................     ***

               (6)    Depositor - Corporate Documents
                      (a)    Certificate of Incorporation........     ***
                      (b)    By-Laws.............................     ***

               (7)    Reinsurance Contract.......................     **
               (5)    Fund Participation Agreement...............     ****
               (9)    Opinion of Counsel.........................     ***
                      Consent of Counsel.........................     ***
               (10)   Consent of Independent Accountants.........     *
               (11)   Financial Statements Omitted from Item 23..     **
               (12)   Initial Capitalization Agreement...........     **
               (13)   Performance Computations...................     **

               (14)   Diagram and Listing of All Persons Directly
                      or Indirectly Controlled By or Under Common
                      Control with First SunAmerica Life Insurance
                      Company, the Depositor of Registrant.......     ******

               (15)   Powers of Attorney.........................     *****

                          *   Filed Herewith
                         **   Not Applicable
                        ***   Filed on 12-24-97, Post-Effective Amendments 5
                              and 6 to this Registration Statement.
                       ****   Filed on 11-14-95, Post-Effective Amendments 1
                              and 3 to this Registration Statement.
                      *****   Filed on 12-23-96, Post-Effective Amendments 3
                              and 5 of this Registration Statement.
                     ******   Filed on October 21, 1999, Post-Effective
                              Amendments 7 and 8 to this Registration Statement
Item 25.  Directors and Officers of the Depositor

           The officers and directors of First SunAmerica Life Insurance Company are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.

Name                               Position
----                               --------
Eli Broad                          Chairman, President and Chief Executive Officer
Jay S. Wintrob                     Director and Executive Vice President
Marc H. Gamsin                     Director and Senior Vice President
Tom Baxter(l)                      Director
Vicki E. Marmorstein(2)            Director
Debbie Potash-Turner(3)            Director
Richard D. Rohr(4)                 Director
Margery K. Neale (5)               Director
Lester Pollack(6)                  Director
Jana W. Greer                      Director and Senior Vice President

James R. Belardi                    Director and Senior Vice
                                    President
Susan L. Harris                     Director, Senior Vice
                                    President and Secretary
Gregory M. Outcalt                  Senior Vice President
                                    and Controller
N. Scott Gillis                     Director and
                                    Senior Vice President
Edwin R. Raquel                     Senior Vice President and
                                    Chief Actuary
Scott H. Richland                   Vice President
Stewart R. Polakov                  Vice President
David R. Bechtel                    Vice President and Treasurer
P. Daniel Demko, Jr.                Vice President
Kevin J. Hart                       Vice President

----------------
(1)        400 S. Hope St., 15th Floor, Los Angeles, California 90071

(2)        633 W. Fifth St., Suite 400, Los Angeles, California 90071

(3)        733 Third Avenue, Third Floor, New York, New York 10017

(4)        100 Renaissance Center, 34th Floor, Detroit, Michigan 48243

(5)        919 Third Avenue, New York, New York 10022-9998

(6)        One Rockefeller Plaza, Suite 1025, New York, New York 10020

Item 26. Persons Controlled By or Under Common Control With Depositor or Registrant

           The Registrant is a separate account of First SunAmerica Life Insurance Company (Depositor). For a complete listing and diagram of all persons directly of indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 14 of the Initial Registration Statement of Variable Annuity Account Seven and Anchor National Life Insurance Company (File Nos. 333-65965 and 811-09003)(N-4) and (333-65953)(S-1), which is incorporated herein by reference. As of January 4, 1999, First SunAmerica became an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An organizational chart for AIG can be found in Form 10-K, SEC file number 001-08787 filed March 30, 2000.

Item 27.    Number of Contract Owners

           As of August 31, 1999, there were 361 owners of Qualified Contracts and 587 owners of Non-qualified Contracts.

Item 28.  Indemnification

           None.

Item 29.    Principal Underwriter


           Vista Fund Distributors, Inc. serves as distributor to the Registrant. Its principal business address is One Chase Manhattan Plaza, New York, New York 10081. The following are the directors and officers of Vista Fund Distributors, Inc.



        Name                        Position with Distributor
        ----                        -------------------------
        Lynn J. Mangum              Chairman/Director
        Richard Baxt                President
        William J. Tomko            Senior Vice President
        Gregory A. Trichtinger      Vice President
        Kevin Dell                  Vice President/Secretary
        Robert Tuch                 Assistant Secretary
        Dennis R. Sheehan           Executive Vice President/Director

              Net Distribution  Compensation on
Name of       Discounts and     Redemption or     Brokerage
Distributor   Commissions       Annuitization     Commissions   Commissions*
-----------   -------------     -------------     -----------   -----------
Vista Fund       None           None               None         None
Distributors,
Inc.

--------------------
*Distribution fee is paid by First SunAmerica Life Insurance Company.

Item 30.  Location of Accounts and Records

           First SunAmerica Life Insurance Company, the Depositor for the Registrant, is located at 733 Third Avenue, 4th Floor, New York, New York 10017. Vista Fund Distributors, Inc., the distributor of the Contracts, is located at 101 Park Avenue, New York, New York 10178. Each maintains those accounts and records required to be maintained by it pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

           State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02100, maintains certain accounts and records pursuant to the instructions of the Registrant.

Item 31.  Management Services

           Not Applicable.

Item 32.  Undertakings

           Registrant undertakes to (1) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (2) include either (A) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and (3) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.



Item 33.  Representation

a) The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

b) REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940: The Company represents that the fees and charges to be deducted under the variable annuity contract described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the contract.

                                   SIGNATURES

           As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the Securities Act Rule 485 for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 6th day of April, 2000.

                                  FS VARIABLE ANNUITY ACCOUNT TWO
                                          (Registrant)

                                  By:   FIRST SUNAMERICA LIFE INSURANCE COMPANY
                                          (Depositor)

                                  By:   /s/ JAY S. WINTROB
                                        ---------------------------------------
                                          Jay S. Wintrob
                                          Executive Vice President

                                  By: FIRST SUNAMERICA LIFE INSURANCE COMPANY (Depositor, on behalf of itself and
                                         Registrant)

                                  By:   /s/ JAY S. WINTROB
                                        ---------------------------------------
                                          Jay S. Wintrob
                                          Executive Vice President

           As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE             TITLE                      DATE
                      ---------             -----                      ----
               ELI BROAD*             President, Chief Executive
               ---------------------  Officer, & Chairman of Board
               Eli Broad              (Principal Executive Officer)

               MARC H. GAMSIN*        Senior Vice President
               ---------------------  & Director
               Marc H. Gamsin

               N. SCOTT GILLIS*       Senior Vice President
               ---------------------  & Director
               N. Scott Gillis

               JAMES R. BELARDI*            Director
               ---------------------
               James R. Belardi

               THOMAS A. BAXTER*            Director
               ---------------------
               Thomas A. Baxter

               JANA W. GREER*               Director
               ---------------------
               Jana W. Greer

               VICKI E. MARMORSTEIN*        Director
               ---------------------
               Vicki E. Marmorstein

               /s/ SUSAN L. HARRIS          Director                  April 6, 2000
               ---------------------
               Susan L. Harris

               DEBBIE POTASH-TURNER*        Director
               ---------------------
               Debbie Potash-Turner

               MARGERY K. NEALE*            Director
               ---------------------
               Margery K. Neale



               LESTER POLLACK*              Director
               ---------------------
               Lester Pollack


               RICHARD D. ROHR*             Director
               ---------------------
               Richard D. Rohr


               JAY S. WINTROB*              Director
               ---------------------
               Jay S. Wintrob


               *By: /s/ SUSAN L. HARRIS     Attorney-in-Fact
                  -------------------
                  Susan L. Harris

Date:   April 6, 2000


** KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints SUSAN L. HARRIS AND CHRISTINE A. NIXON or each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws;
(iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.


**/s/ GREGORY M. OUTCALT       Senior Vice President         April 6, 2000
------------------------       and Controller
Gregory M. Outcalt

                      EXHIBIT INDEX

Exhibit        Description
-------        -----------
(10)           Consent of Independent Accountants